UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 3, 2009

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150 Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-444-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 3, 2009, Solo Cup Company will present at the Bank of America Merrill Lynch Credit Conference in New York, New York. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.

The presentation EBITDA and Adjusted EBITDA, as presented in the presentation, are supplemental measures of our performance, and net debt, as presented in the presentation, is a supplemental measure of our financial position. We present EBITDA, Adjusted EBITDA and net debt because we consider it an important supplemental measure of our financial performance and position and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. In each case, these measures are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). EBITDA, Adjusted EBITDA and net debt are not measurements of our financial performance or financial position under GAAP and should not be considered as alternatives to net sales, net income (loss), or any other performance measures derived in accordance with GAAP, as alternatives to cash flow from operating activities as measures of our liquidity or as alternatives to total debt. Reconciliations of EBITDA, Adjusted EBITDA and net debt included in the presentation to the most directly comparable GAAP measures can be found in Exhibit 99.1 included with this Form 8-K filing and is incorporated by reference to this item.

The information contained in this Form 8-K, including Exhibit 99.1 attached hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of the information in this Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Form 8-K contains material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Presentation dated December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ ROBERT M. KORZENSKI
Robert M. Korzenski
President and Chief Executive Officer

Date: December 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Presentation dated December 3, 2009.

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